Principal Funds, Inc.

Supplement dated September 24, 2015
to the Statutory Prospectus dated March 1, 2015
(as supplemented on March 13, 2015, March 23, 2015, April 27, 2015, June 12, 2015,
July 6, 2015, August 20, 2015, August 24, 2015 and September 18, 2015)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

DIVIDENDS AND DISTRIBUTIONS

Replace the second to last paragraph with the following:

To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our website at www.principalfunds.com/investor/performance/distributions.htm. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

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